Exhibit 4.2

zymergen

NUMBER

ZY

SHARES

CUSIP XXXXXX XX X

INCORPORATED UNDER THE
LAWS OF THE STATE
OF DELAWARE

SEE REVERSE FOR CERTAIN
DEFINITIONS AND LEGENDS

This certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

ZYMERGEN, INC., A PUBLIC BENEFIT CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER

ZYMERGEN, INC.
CORPORATE
SEAL
April 24,
2013
DELAWARE

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(BROOKLYN, NY)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

HERITAGE BANKNOTE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicablelaws or regulations:  Additional abbreviations may also be used though not in the above list.  TEN COM – as tenants in common TEN ENT – as tenants by the entiretiesJT TEN – as joint tenants with right ofsurvivorship and not as tenants in commonCOM PROP – as community property  UNIF GIFT MIN ACT – ......................... Custodian .........................  (Cust) (Minor)under Uniform Gifts to Minors  Act..............................................................................(State)  UNIF TRF MIN ACT – ................. Custodian (until age ..................)(Cust)..................................... under Uniform Transfers(Minor)to Minors Act............................................................(State)  FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto  PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE         sharesof the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.Dated   X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THEFACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.  By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.  Signature(s) Guaranteed:  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)